                                                                    Exhibit 24.2


                       FORD CREDIT LEASING COMPANY, INC.

                            Certificate of Secretary



                 The undersigned, Richard P. Conrad, Secretary of Ford Credit Leasing Company, Inc., a Delaware corporation (the "Company"), DOES HEREBY CERTIFY that the resolutions attached as Exhibit 1 to this Certificate were duly adopted by the Board of Directors of the Company on February 22, 1995, at a meeting called and held at which a quorum was present and acted throughout, and such resolutions have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

                 WITNESS my hand and the seal of the Company this 23rd day of February, 1995.



                                            /s/ RICHARD P. CONRAD
                                            -------------------------------
                                            (Richard P. Conrad, Secretary)


(Corporate Seal)

                                                                       Exhibit 1


Sale of Receivables Pursuant to Public Offering of Securities

                 RESOLVED, That the Company is hereby authorized to issue and sell, during any calendar year commencing with calendar year 1995, (i) in one or more public offerings required to be registered with the Securities and Exchange Commission (the "Commission") pursuant to applicable provisions of the Securities Act of 1933, as amended (the "Act"), or (ii) in one or more private placements exempt from registration under the Act, certificates or securities ("Receivables Securities") relating to or representing an interest in receivables and assets relating thereto ("Receivables") acquired by the Company, in an aggregate principal amount not to exceed the aggregate principal amount authorized for registration under the Act pursuant to the next succeeding resolution, upon such terms and conditions as may be fixed by any two of the Chairman of the Board of Directors, the President, the Controller and the Treasurer and that any two of the Chairman of the Board of Directors, the President, the Controller and the Treasurer be and hereby are authorized to determine the terms and conditions of the Receivables Securities.

                 RESOLVED, That the Company is hereby authorized to register with the Commission pursuant to the provisions of the Act Receivables Securities in principal amounts not to exceed in the aggregate $8,000,000,000 during any calendar year.

                 RESOLVED, That the preparation of one or more Registration Statements on such term or terms as may be appropriate covering the Receivables Securities, including prospectuses, exhibits and other documents, to be filed with the Commission, for the purpose of registering the offer and sale of the Receivables Securities under the Act, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including other documents relating thereto





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

or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement, the appropriate officers of the Company are directed to use their best efforts to furnish each director and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

                 RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any such Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, the appropriate officers of the





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Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

                 RESOLVED, That each officer and director who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing W. E. Odom, Edsel B. Ford, K. J. Coates, J. D. Bringard, H. D. Smith, W. O. Staehlin, R. P. Conrad, and S. P. Thomas, and each of them, severally, his true and lawful attorney or attorneys to sign his name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

                 RESOLVED, That any officer of the Company be and hereby is authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Receivables Securities for issuance and sale or to request an exemption from registration of such securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute,





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

acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.

                 RESOLVED, That Ford Credit Leasing Company, Inc. hereby designates any licensed California broker-dealer designated by any officer of the Company its attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Receivables Securities of the Company for offering and sale in the State of California.

                 BE IT RESOLVED THAT RICHARD D. LATHAM, Securities Commissioner, State Securities Board, of the State of Texas, and his successor in office, is made, constituted and appointed the true and lawful attorney-in-fact for and in the State of Texas for this corporation, upon whom all process of law against this corporation in any action at law or legal proceeding growing out of the Texas Securities Act may be served, subject to and in accordance with all the provisions of the laws of the State of Texas and all amendments thereto, and this corporation agrees that any and all lawful process against it may be served upon its said attorney-in-fact, RICHARD D. LATHAM, or his successor in office, shall be deemed valid personal service upon this corporation and shall be of the same force and validity as if served upon this corporation; and that all process served upon the said Securities Commissioner shall be and have the same effect as if this corporation were organized and created under the laws of the State of Texas and had been lawfully served with process therein; and

                 BE IT FURTHER RESOLVED that the corporation by and through its President or any Vice President and Secretary or any Assistant Secretary execute a Power of Attorney to the said RICHARD D. LATHAM, Securities Commissioner of the State of Texas, and his successor in of-





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


fice, incorporating the provisions of this resolution therein.

                 RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell its securities be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company will cause a copy of each resolution so certified to be attached to the minutes of this meeting.

                 RESOLVED, That the Company is hereby authorized to enter into one or more Indentures, Pooling and Servicing Agreements or other agreements and supplements and amendments thereto, each with a bank, trust company or other person, or corporation or entity as trustee, providing for the issuance of the Receivables Securities, and that any officer of the Company be and hereby is authorized, in the name and on behalf of the Company, (i) to select such trustee or trustees and (ii) to execute, acknowledge and deliver each such Indenture, Pooling and Servicing Agreement or other agreement under the seal of the Company, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such agreements may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

                 RESOLVED, That any officer of the Company be and hereby is authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile signature) Receivables Securities (and, in addition, Receivables Securities to replace any of the Receivables Securities which are lost, stolen, mutilated or destroyed and Receivables Securities required for exchange, substitution or transfer, all as provided in the respective Indentures, Pooling and Servicing Agreements or other agreements) in fully registered form in substantially the forms of Receivables Securities to be set forth in the respective Indentures, Pooling and Servicing Agreements or other agreements with such changes therein and additions thereto as the officer or officers executing the Receivables Securities may deem necessary, appropriate or





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

desirable, as conclusively evidenced by his or their execution thereof.

                 RESOLVED, That any officer of the Company be and hereby is authorized to appoint one or more paying agents, registrars, transfer agents, and other agents and functionaries, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of implementing and giving effect to the provisions of the Indentures, Pooling and Servicing Agreements or other agreements and the Receivables Securities, respectively, in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions; provided, however, that the Company may at any time elect to act in any such capacity itself.

                 RESOLVED, That the Company is hereby authorized to enter into one or more underwriting agreements, sales agency agreements or like agreements (the "Underwriting Agreements") with any firm, institution or partnership acting on behalf of themselves or itself and the several underwriters, providing for the sale of the Receivables Securities and that, when such Underwriting Agreements, or any of them, have been completed to set forth the prices at and terms and conditions upon which the Receivables Securities are to be sold and the compensation to be received by the underwriters (such matters first having been presented to and approved by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer), any officer of the Company be and hereby is authorized to execute and deliver, in the name and on behalf of the Company, the respective Underwriting Agreements, with the inclusion of such underwriters and containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

                 RESOLVED, That the Company is hereby authorized to enter into one or more Purchase Agreements or other Agreements (the "Purchase Agreements") with any firm, institution, partnership or other person, including Ford Motor Credit Company, securities brokers and dealers, relating to the sale and distribution of Receivables or of Receivables Securities and that, when such Purchase Agreements, or any of them, have been completed to set





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

forth the terms and conditions upon which the Receivables or Receivables Securities are to be sold and the purchase prices to be paid by such purchasers (such matters first having been presented to and approved by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer), any officer of the Company be and hereby is authorized to execute and deliver, in the name and on behalf of the Company, the respective Purchase Agreements, containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

                 RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, the payment of expenses), and to execute (by manual or facsimile signature) and deliver any and all letters, documents or other writings, that such officer or officers may deem necessary, appropriate or desirable in order to enable the Company fully to issue and sell the Receivables Securities and exercise its rights and to perform its obligations under the Indentures, Pooling and Servicing Agreements or other agreements, the Underwriting Agreements, and the Purchase Agreements, or otherwise carry out the purposes and intents of each and all of the foregoing resolutions.





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

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                       FORD CREDIT LEASING COMPANY, INC.
               COVERING SECURITIES BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD CREDIT LEASING COMPANY, INC., does hereby constitute and appoint W. E. Odom, Edsel B. Ford II, K. J. Coates, J. D. Bringard, H. D. Smith, W. O. Staehlin, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC., or as an officer or director of FORD CREDIT LEASING COMPANY, INC. or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD CREDIT LEASING COMPANY, INC. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD CREDIT AUTO LEASE TRUST 1995-1 authorized at a meeting of the Board of Directors of FORD CREDIT LEASING COMPANY, INC. held on February 22, 1995, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC. or as an officer or director of FORD CREDIT LEASING COMPANY, INC., or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 22nd day of February, 1995.



                                            /s/ HURLEY D. SMITH
                                            -------------------------------
                                            (Hurley D. Smith)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                       FORD CREDIT LEASING COMPANY, INC.
               COVERING SECURITIES BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD CREDIT LEASING COMPANY, INC., does hereby constitute and appoint W. E. Odom, Edsel B. Ford II, K. J. Coates, J. D. Bringard, H. D. Smith, W. O. Staehlin, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC., or as an officer or director of FORD CREDIT LEASING COMPANY, INC. or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD CREDIT LEASING COMPANY, INC. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD CREDIT AUTO LEASE TRUST 1995-1 authorized at a meeting of the Board of Directors of FORD CREDIT LEASING COMPANY, INC. held on February 22, 1995, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC. or as an officer or director of FORD CREDIT LEASING COMPANY, INC., or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 22nd day of February, 1995.



                                            /s/ TERRENCE P. MARRS
                                            -------------------------------
                                            (Terrence F. Marrs)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                       FORD CREDIT LEASING COMPANY, INC.
               COVERING SECURITIES BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD CREDIT LEASING COMPANY, INC., does hereby constitute and appoint W. E. Odom, Edsel B. Ford II, K. J. Coates, J. D. Bringard, H. D. Smith, W. O. Staehlin, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC., or as an officer or director of FORD CREDIT LEASING COMPANY, INC. or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD CREDIT LEASING COMPANY, INC. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD CREDIT AUTO LEASE TRUST 1995-1 authorized at a meeting of the Board of Directors of FORD CREDIT LEASING COMPANY, INC. held on February 22, 1995, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC. or as an officer or director of FORD CREDIT LEASING COMPANY, INC., or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 22nd day of February, 1995.



                                            /s/ RICHARD P. CONRAD
                                            -------------------------------
                                            (Richard P. Conrad)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                       FORD CREDIT LEASING COMPANY, INC.
               COVERING SECURITIES BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD CREDIT LEASING COMPANY, INC., does hereby constitute and appoint W. E. Odom, Edsel B. Ford II, K. J. Coates, J. D. Bringard, H. D. Smith, W. O. Staehlin, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC., or as an officer or director of FORD CREDIT LEASING COMPANY, INC. or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD CREDIT LEASING COMPANY, INC. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD CREDIT AUTO LEASE TRUST 1995-1 authorized at a meeting of the Board of Directors of FORD CREDIT LEASING COMPANY, INC. held on February 22, 1995, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC. or as an officer or director of FORD CREDIT LEASING COMPANY, INC., or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 22nd day of February, 1995.



                                            /s/ KEVIN F. KELLY
                                            -------------------------------
                                            (Kevin F. Kelly)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                       FORD CREDIT LEASING COMPANY, INC.
               COVERING SECURITIES BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD CREDIT LEASING COMPANY, INC., does hereby constitute and appoint W. E. Odom, Edsel B. Ford II, K. J. Coates, J. D. Bringard, H. D. Smith, W. O. Staehlin, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC., or as an officer or director of FORD CREDIT LEASING COMPANY, INC. or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD CREDIT LEASING COMPANY, INC. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD CREDIT AUTO LEASE TRUST 1995-1 authorized at a meeting of the Board of Directors of FORD CREDIT LEASING COMPANY, INC. held on February 22, 1995, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD CREDIT LEASING COMPANY, INC. or as an officer or director of FORD CREDIT LEASING COMPANY, INC., or by attesting the seal of FORD CREDIT LEASING COMPANY, INC. or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 22nd day of February, 1995.



                                            /s/ MARIO SPIVAK
                                            -------------------------------
                                            (Mario Spivak)